UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2023 (December 14, 2023)

Singlepoint Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53425	26-1240905
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3104 E Camelback Rd #2137 Phoenix, AZ	85016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 682-7464

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, par value $0.0001 per share	SING	Cboe BZX Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Underwriting Agreement; Underwriter Warrant

On December 14, 2023, SinglePoint Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Alexander Capital, L.P. (the “Representative”), as representative of the underwriters party thereto (together, with the Representative, the “Underwriters”), related to the Company’s public offering (the “Offering”) of 800,000 shares of common stock, par value $0.0001 (“Common Stock”) per share, of the Company (the “Firm Shares”). The Underwriters were granted a 45-day option to purchase up to 120,000 additional shares of Common Stock representing 15% of the Firm Shares sold in the Offering from the Company (the “Option Shares”). The Company consummated the transactions contemplated by the Offering and the Underwriting Agreement on December 19, 2023. The Firm Shares were sold at a price of $5.00 per share and the Company estimates the net proceeds from the Offering to be approximately $3,670,000, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. In connection with the Offering, and as partial underwriting consideration, the Company issued warrants for the purchase of an aggregate of 16,000 shares of Common Stock, representing 2.0% of the number of (i) Firm Shares sold in the Offering, and (ii) the Option Shares (the “Underwriter Warrants”) to the Underwriters.  The Underwriter Warrants, subject to a 180-day lock-up restriction, will be exercisable for a five-year period commencing on the date of commencement of sales of securities pursuant to the Registration Statement (as defined below) at an exercise price of $6.50, equal to 130% of the offering price per share sold in the Offering.

Conversion Agreements

Additionally, the Company also entered into conversion agreements (the “Conversion Agreement”) with the holders of the Company’s outstanding shares of Class D preferred stock and Class E preferred stock under which such holders agreed to convert all their shares into Common Stock as of December 15, 2023. As a result of the conversions, in connection with the Offering, the Company will issue approximately 1,533,388 shares of its Common Stock, with a portion of such shares issuable upon the exercise of pre-funded warrants that will be issued to the holder in lieu of shares of Common Stock, and as a result, no shares of Class D, or Class E preferred stock will remain outstanding. Additionally, the Company entered into Conversion Agreements with the holders of certain of its outstanding indebtedness under which such holders agreed to convert the notes evidencing such indebtedness into 3,305,848 shares of the Company’s Common Stock as of December 15, 2023. As a result of these conversions, the Company issued approximately 4,839,236 shares of the Company’s Common Stock and this indebtedness will no longer remain outstanding. Additionally, the holders of the shares of Common Stock issued upon exchange of the Class D preferred stock, Class E preferred Stock and the applicable indebtedness agreed that upon an attempted sale of such shares before the 45-day period ending after the effective date of the registration statement on Form S-1 relating to the Offering, 50% of such shares would be cancelled for no consideration, except that such holder is permitted to sell during such 45-day period up to a number of such shares of Common Stock that does not exceed 5% of the daily dollar volume of the Common Stock so long as the market price per share is equal to or greater than the price per share sold in the Offering.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Amendment No. 4 to Registration Statement on Form S-1/A (File No. 333-267779) initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 30, 2023, as amended (the “Registration Statement”):

•	the Underwriter Warrant, a copy of the form of which is attached as Exhibit 4.1 hereto and incorporated in this Item 1.01 by reference;

•	the Underwriting Agreement, a copy of which is attached as Exhibit 10.1 hereto and incorporated in this Item 1.01 by reference;

•	the Preferred Stock Conversion Agreement, a copy of which is attached as Exhibit 10.2 hereto and incorporated in this Item 1.01 by reference; and

•	the Note Conversion Agreement, a copy of which is attached as Exhibit 10.3 hereto and incorporated in this Item 1.01 by reference.

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A form of the pre-funded warrant issued by the Company in lieu of shares of Common Stock is attached as Exhibit 10.4 hereto and is incorporated in this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 under the title “Conversion Agreements” is hereby incorporated by reference into this Item 3.02. Pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”), the Common Stock issued pursuant to the Conversion Agreements were issued in each case to an existing security holder of the Company exclusively in exchange for such holder’s securities and no commission or other remuneration was paid or given for soliciting the exchange. Accordingly, the issuance was exempt from the registration requirements of the Securities Act.

Item 3.03 Material Modification to Rights of Security Holders.

On December 14, 2023, the Company filed a Certificate of Change Amendment to its Amended and Restated Articles of Incorporation (the “Certificate”) with the Secretary of State of the State of Nevada to effect (i) a 1-for-26 reverse stock split (the “Reverse Stock Split”) of the Common Stock, and (ii) a proportionate related reduction in the number of the Company’s authorized shares of Common Stock from 5,000,000,000 to 192,307,693 (the “Authorized Share Reduction”). The Reverse Stock Split and Authorized Share Reduction was accomplished pursuant to Nevada Revised Statutes Section 78.209, under which a Nevada corporation may effect a reverse split without stockholder approval if (i) both the number of authorized shares of common stock and the number of outstanding shares of common stock are proportionally reduced as a result of the reverse split, (ii) the reverse split does not adversely affect any other class of stock of the corporation, and the corporation does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the reverse split.

As a result of the Reverse Stock Split, every 26 shares of the Company’s pre-reverse split Common Stock will be combined and reclassified as one share of Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split and all such fractional interests will be rounded up to the nearest whole number of shares of Common Stock. Proportionate voting rights and other rights of common stockholders will not be affected by the reverse split, other than as a result of the rounding up of any fractional share interests.

The Reverse Stock Split became effective on December 14, 2023, and the Common Stock began being quoted on the BZX Exchange, Inc. on a post-split basis as of the open of business on December 15, 2023. The Company’s post-reverse split Common Stock has a new CUSIP number, 82932V409, but the par value and other terms of the Common Stock were not affected by the Reverse Stock Split.

The Company’s transfer agent, VStock Transfer, LLC will send instructions to stockholders of record regarding the exchange of certificates for Common Stock.

The foregoing description of the Amendment and the Reverse Stock Split set forth above does not purport to be complete and is qualified in its entirety by reference to the Certificate. A copy of the Certificate is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year

The disclosures set forth in Item 3.03 of this Current Report on Form 8-K are incorporated into this Item 5.03 by reference.

Item 8.01 Other Events.

On December 15, 2023, the Company issued a press release announcing the pricing of the Offering, a copy of which is attached hereto as Exhibit 99.1. On December 19, 2023, the Company issued a press release announcing the closing of the Offering, a copy of which is attached hereto as Exhibit 99.2.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX
Exhibit No.	Description
3.1	Certificate of Change filed with the State of Nevada on December 14, 2023.
4.1	Underwriter Warrant.
10.1	Underwriting Agreement dated December 14, 2023, by and among SinglePoint Inc., Alexander Capital, L.P. and the Underwriters named in Schedule I thereto.
10.2	Form of Convertible Stock Conversion Agreement, dated December 15, 2023, by and among SinglePoint Inc. and the investors party thereto.
10.3	Form of Convertible Debt Conversion Agreement, dated December 15, 2023, by and among SinglePoint Inc. and the note holders party thereto.
10.4	Form of Pre-funded Warrant.
99.1	Press Release, dated December 15, 2023.
99.2	Press Release, dated December 19, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

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SIGNATURES

Pursuant to the requirements of the Stock Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SinglePoint Inc.

Dated: December 19, 2023	By:	/s/ William Ralston
	Name:	William Ralston
	Title:	Chief Executive Officer

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